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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 13, 2001


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



Nevada                                333-37550               36-4396302
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                        Identification Number)


     4150 Technology Way
     Carson City, Nevada                                       89706
     (Address of principal executive offices)                (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.        OTHER EVENTS

         The registrant is filing term sheets relating to the offering by Harley-Davidson Motorcycle Trust 2001-2 of its Harley-Davidson Motorcycle Contract Backed Notes under Item 7(c).

         The Harley-Davidson Motorcycle Contract Backed Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (collectively, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. Any statement or information contained in the term sheets may be modified or superseded by subsequent materials or information contained in the Prospectus.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

 (a)   Financial Statements:    None

 (b)   Pro Forma Financial Information:    None

 (c)   Exhibits:

-------------------  -------------------------------------------  -------------
     EXHIBIT NO.                       DESCRIPTION
-------------------  -------------------------------------------  -------------
        99.1                           Term Sheets
-------------------  -------------------------------------------  -------------

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARLEY-DAVIDSON CUSTOMER FUNDING
                                         CORP.

                                        By: /s/ Perry A. Glassgow
                                           -----------------------
                                              Perry A. Glassgow
                                              Treasurer




August 13, 2001

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                                  EXHIBIT INDEX

-------------------  -------------------------------------------  -------------
     EXHIBIT NO.                       DESCRIPTION
-------------------  -------------------------------------------  -------------
        99.1                           Term Sheets
-------------------  -------------------------------------------  -------------

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